CONVERTIBLE DEBT (Tables)	12 Months Ended
Dec. 31, 2021
Freight App Inc [Member]
SCHEDULE OF CONVERTIBLE NOTES PAYABLE

The aggregate balance of the convertible notes payable is as follows at:

	December 31, 2021	December 31, 2020
Convertible notes payable	$7,613,292	$4,004,421
Accrued interest	356,238	43,842
Less: unamortized deferred financing costs	(19,158)	(44,154)
Less: unamortized discount	(92,793)	(213,897)
Convertible note payable, net	$7,857,579	$3,790,212